Transamerica Premier Funds

                                 Investor Shares

                         Supplement Dated April 28, 1997
               to Investor Shares Prospectus Dated April 28, 1997


     The following information supplements, and should be read in conjunction with, the Prospectus to which this supplement is attached. The following information supplements the section titled "Fund Expenses."

     As an additional subsidy, beginning on April 28, 1997 the Investment Adviser will waive the Adviser Fee and the Administrator will assume any other operating expenses for the Transamerica Premier Index Fund and the Transamerica Premier Cash Reserve Fund, other than certain extraordinary or non-recurring expenses, which together exceed 0.25% of the average daily net assets for each Fund. This additional subsidy may be terminated at any time without notice.
     Assuming the continuation of this additional subsidy, the annual fees and expenses for these Funds are as follows:

Transamerica Premier Index Fund
Transamerica Premier Cash Reserve Fund
Annual Fund Operating Expenses (as a percent of average net assets)

                                                  Other       Total Operating
                                                 Expenses     Expenses After
                          Adviser Fee  12b-1   After Reim-      Waiver and
Fund                     After Waiver   Fee     bursement      Reimbursement
-------------------------------------------------------------------------------
Premier Index                0.00%     0.10%      0.15%            0.25%
-------------------------------------------------------------------------------
Premier Cash Reserve         0.00%     0.10%      0.15%           0.25 %
-------------------------------------------------------------------------------


         For the annual operating expenses for the Transamerica Premier Funds other than those listed above, see the section of the Prospectus titled "Fund Expenses."













PEO2I-597




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